                                POWER OF ATTORNEY

I, Michael L. Tipsord, am a trustee and/or an officer of State Farm Variable Product Trust, State Farm Mutual Fund Trust, and State Farm Associates' Funds Trust (each a "Trust"). The Trusts are Delaware business trusts and registered investment companies under the Investment Company Act of 1940 (the "1940 Act"). I hereby appoint David R. Grimes and David M. Moore (each an "Attorney-in-Fact"), each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as my true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments, in connection with my duties as trustee and/or officer of a Trust, which the Attorney-in-Fact may deem necessary or advisable, including:

(i) to enable a Trust to comply with the 1940 Act and with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC"), in connection with the registration statements for a Trust. Without limiting the generality of the foregoing, an Attorney-in-Fact shall have the power and authority to sign my name as trustee and/or officer of a Trust on a registration statement or on any amendment thereto of a Trust filed with the SEC and to any instrument or document filed as part of, as an exhibit to or in connection with, such registration statement or amendment; and

(ii) to register or qualify securities issued by a Trust for sale under the securities or Blue Sky Laws of all states as may be necessary or appropriate to permit the offering and sale of those securities as contemplated by a Trust's registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign on my behalf as a trustee and/or officer of a Trust any application, statement, petition, prospectus, notice or other instrument or document, or any amendment thereto, or any exhibit filed as a part thereto or in connection therewith, which is required to be signed by me and to be filed with the public authority or authorities administering securities or Blue Sky Laws;

and I hereby ratify and confirm as my own all acts and deeds that the Attorneys-in-Fact shall perform on my behalf under this agreement.

       IN WITNESS WHEREOF, the undersigned has executed this agreement as of this 20th day of December, 2002.

                                             /s/ Michael L. Tipsord
                                             ----------------------------
                                                 Michael L. Tipsord

In the Presence of:


/s/ Sue Sprague Ross
------------------------
Sue Sprague Ross

                                POWER OF ATTORNEY

I, David L. Vance, am a trustee and/or an officer of State Farm Variable Product Trust, State Farm Mutual Fund Trust, and State Farm Associates' Funds Trust (each a "Trust"). The Trusts are Delaware business trusts and registered investment companies under the Investment Company Act of 1940 (the "1940 Act"). I hereby appoint David R. Grimes and David M. Moore (each an "Attorney-in-Fact"), each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as my true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments, in connection with my duties as trustee and/or officer of a Trust, which the Attorney-in-Fact may deem necessary or advisable, including:

(i) to enable a Trust to comply with the 1940 Act and with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC"), in connection with the registration statements for a Trust. Without limiting the generality of the foregoing, an Attorney-in-Fact shall have the power and authority to sign my name as trustee and/or officer of a Trust on a registration statement or on any amendment thereto of a Trust filed with the SEC and to any instrument or document filed as part of, as an exhibit to or in connection with, such registration statement or amendment; and

(ii) to register or qualify securities issued by a Trust for sale under the securities or Blue Sky Laws of all states as may be necessary or appropriate to permit the offering and sale of those securities as contemplated by a Trust's registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign on my behalf as a trustee and/or officer of a Trust any application, statement, petition, prospectus, notice or other instrument or document, or any amendment thereto, or any exhibit filed as a part thereto or in connection therewith, which is required to be signed by me and to be filed with the public authority or authorities administering securities or Blue Sky Laws;

and I hereby ratify and confirm as my own all acts and deeds that the Attorneys-in-Fact shall perform on my behalf under this agreement.

         IN WITNESS WHEREOF, the undersigned has executed this agreement as of this 16th day of March, 2001.

                                                    /s/ David L. Vance
                                                    ------------------
                                                    David L. Vance

In the Presence of:
/s/ Stephen L. Horton

                                POWER OF ATTORNEY

I, James A. Shirk, am a trustee and/or an officer of State Farm Variable Product Trust, State Farm Mutual Fund Trust, and State Farm Associates' Funds Trust (each a "Trust"). The Trusts are Delaware business trusts and registered investment companies under the Investment Company Act of 1940 (the "1940 Act"). I hereby appoint David R. Grimes and David M. Moore (each an "Attorney-in-Fact"), each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as my true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments, in connection with my duties as trustee and/or officer of a Trust, which the Attorney-in-Fact may deem necessary or advisable, including:

(i) to enable a Trust to comply with the 1940 Act and with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC"), in connection with the registration statements for a Trust. Without limiting the generality of the foregoing, an Attorney-in-Fact shall have the power and authority to sign my name as trustee and/or officer of a Trust on a registration statement or on any amendment thereto of a Trust filed with the SEC and to any instrument or document filed as part of, as an exhibit to or in connection with, such registration statement or amendment; and

(ii) to register or qualify securities issued by a Trust for sale under the securities or Blue Sky Laws of all states as may be necessary or appropriate to permit the offering and sale of those securities as contemplated by a Trust's registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign on my behalf as a trustee and/or officer of a Trust any application, statement, petition, prospectus, notice or other instrument or document, or any amendment thereto, or any exhibit filed as a part thereto or in connection therewith, which is required to be signed by me and to be filed with the public authority or authorities administering securities or Blue Sky Laws;

and I hereby ratify and confirm as my own all acts and deeds that the Attorneys-in-Fact shall perform on my behalf under this agreement.

         IN WITNESS WHEREOF, the undersigned has executed this agreement as of this 16th day of March, 2001.

                                                  /s/ James A. Shirk
                                                  ------------------
                                                  James A. Shirk

In the Presence of:
/s/ Stephen L. Horton

                                POWER OF ATTORNEY

I, Victor J. Boschini, am a trustee and/or an officer of State Farm Variable Product Trust, State Farm Mutual Fund Trust, and State Farm Associates' Funds Trust (each a "Trust"). The Trusts are Delaware business trusts and registered investment companies under the Investment Company Act of 1940 (the "1940 Act"). I hereby appoint David R. Grimes and David M. Moore (each an "Attorney-in-Fact"), each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as my true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments, in connection with my duties as trustee and/or officer of a Trust, which the Attorney-in-Fact may deem necessary or advisable, including:

(i) to enable a Trust to comply with the 1940 Act and with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC"), in connection with the registration statements for a Trust. Without limiting the generality of the foregoing, an Attorney-in-Fact shall have the power and authority to sign my name as trustee and/or officer of a Trust on a registration statement or on any amendment thereto of a Trust filed with the SEC and to any instrument or document filed as part of, as an exhibit to or in connection with, such registration statement or amendment; and

(ii) to register or qualify securities issued by a Trust for sale under the securities or Blue Sky Laws of all states as may be necessary or appropriate to permit the offering and sale of those securities as contemplated by a Trust's registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign on my behalf as a trustee and/or officer of a Trust any application, statement, petition, prospectus, notice or other instrument or document, or any amendment thereto, or any exhibit filed as a part thereto or in connection therewith, which is required to be signed by me and to be filed with the public authority or authorities administering securities or Blue Sky Laws;

and I hereby ratify and confirm as my own all acts and deeds that the Attorneys-in-Fact shall perform on my behalf under this agreement.

         IN WITNESS WHEREOF, the undersigned has executed this agreement as of this 16th day of March, 2001.

                                              /s/ Victor J. Boschini
                                              ----------------------
                                              Victor J. Boschini

In the Presence of:
/s/ Stephen L. Horton

                                POWER OF ATTORNEY

I, Thomas M. Mengler, am a trustee and/or an officer of State Farm Variable Product Trust, State Farm Mutual Fund Trust, and State Farm Associates' Funds Trust (each a "Trust"). The Trusts are Delaware business trusts and registered investment companies under the Investment Company Act of 1940 (the "1940 Act"). I hereby appoint David R. Grimes and David M. Moore (each an "Attorney-in-Fact"), each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as my true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments, in connection with my duties as trustee and/or officer of a Trust, which the Attorney-in-Fact may deem necessary or advisable, including:

(i) to enable a Trust to comply with the 1940 Act and with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC"), in connection with the registration statements for a Trust. Without limiting the generality of the foregoing, an Attorney-in-Fact shall have the power and authority to sign my name as trustee and/or officer of a Trust on a registration statement or on any amendment thereto of a Trust filed with the SEC and to any instrument or document filed as part of, as an exhibit to or in connection with, such registration statement or amendment; and

(ii) to register or qualify securities issued by a Trust for sale under the securities or Blue Sky Laws of all states as may be necessary or appropriate to permit the offering and sale of those securities as contemplated by a Trust's registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign on my behalf as a trustee and/or officer of a Trust any application, statement, petition, prospectus, notice or other instrument or document, or any amendment thereto, or any exhibit filed as a part thereto or in connection therewith, which is required to be signed by me and to be filed with the public authority or authorities administering securities or Blue Sky Laws;

and I hereby ratify and confirm as my own all acts and deeds that the Attorneys-in-Fact shall perform on my behalf under this agreement.

         IN WITNESS WHEREOF, the undersigned has executed this agreement as of this 16th day of March, 2001.

                                              /s/ Thomas M. Mengler
                                              ---------------------
                                              Thomas M. Mengler

In the Presence of:
/s/ Stephen L. Horton

                                POWER OF ATTORNEY

I, Edward B. Rust, Jr., am a trustee and/or an officer of State Farm Variable Product Trust, State Farm Mutual Fund Trust, and State Farm Associates' Funds Trust (each a "Trust"). The Trusts are Delaware business trusts and registered investment companies under the Investment Company Act of 1940 (the "1940 Act"). I hereby appoint David R. Grimes and David M. Moore (each an "Attorney-in-Fact"), each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as my true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments, in connection with my duties as trustee and/or officer of a Trust, which the Attorney-in-Fact may deem necessary or advisable, including:

(i) to enable a Trust to comply with the 1940 Act and with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC"), in connection with the registration statements for a Trust. Without limiting the generality of the foregoing, an Attorney-in-Fact shall have the power and authority to sign my name as trustee and/or officer of a Trust on a registration statement or on any amendment thereto of a Trust filed with the SEC and to any instrument or document filed as part of, as an exhibit to or in connection with, such registration statement or amendment; and

(ii) to register or qualify securities issued by a Trust for sale under the securities or Blue Sky Laws of all states as may be necessary or appropriate to permit the offering and sale of those securities as contemplated by a Trust's registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign on my behalf as a trustee and/or officer of a Trust any application, statement, petition, prospectus, notice or other instrument or document, or any amendment thereto, or any exhibit filed as a part thereto or in connection therewith, which is required to be signed by me and to be filed with the public authority or authorities administering securities or Blue Sky Laws;

and I hereby ratify and confirm as my own all acts and deeds that the Attorneys-in-Fact shall perform on my behalf under this agreement.

         IN WITNESS WHEREOF, the undersigned has executed this agreement as of this 16th day of March, 2001.

                                                /s/ Edward B. Rust, Jr.
                                                -----------------------
                                                Edward B. Rust, Jr.
In the Presence of:
/s/ Stephen L. Horton

                                POWER OF ATTORNEY

I, Donald A. Altorfer, am a trustee and/or an officer of State Farm Variable Product Trust, State Farm Mutual Fund Trust, and State Farm Associates' Funds Trust (each a "Trust"). The Trusts are Delaware business trusts and registered investment companies under the Investment Company Act of 1940 (the "1940 Act"). I hereby appoint David R. Grimes and David M. Moore (each an "Attorney-in-Fact"), each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as my true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments, in connection with my duties as trustee and/or officer of a Trust, which the Attorney-in-Fact may deem necessary or advisable, including:

(i) to enable a Trust to comply with the 1940 Act and with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC"), in connection with the registration statements for a Trust. Without limiting the generality of the foregoing, an Attorney-in-Fact shall have the power and authority to sign my name as trustee and/or officer of a Trust on a registration statement or on any amendment thereto of a Trust filed with the SEC and to any instrument or document filed as part of, as an exhibit to or in connection with, such registration statement or amendment; and

(ii) to register or qualify securities issued by a Trust for sale under the securities or Blue Sky Laws of all states as may be necessary or appropriate to permit the offering and sale of those securities as contemplated by a Trust's registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign on my behalf as a trustee and/or officer of a Trust any application, statement, petition, prospectus, notice or other instrument or document, or any amendment thereto, or any exhibit filed as a part thereto or in connection therewith, which is required to be signed by me and to be filed with the public authority or authorities administering securities or Blue Sky Laws;

and I hereby ratify and confirm as my own all acts and deeds that the Attorneys-in-Fact shall perform on my behalf under this agreement.

         IN WITNESS WHEREOF, the undersigned has executed this agreement as of this 16th day of March, 2001.

                                               /s/ Donald A. Altorfer
                                               ----------------------
                                               Donald A. Altorfer

In the Presence of:
/s/ Stephen L. Horton